UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2012

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission

File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On June 11, 2012, Pieter Muntendam, M.D., our Executive Vice President and Chief Medical Officer, resigned from BG Medicine, Inc. (the “Company”) in order to pursue other opportunities.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On June 11, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Of 20,007,197 shares of common stock issued and outstanding and eligible to vote as of the record date of April 27, 2012, a quorum of 19,642,973 shares, or 98.18% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors (the “Board”) as Class I Directors until the Company’s 2015 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Noubar Afeyan, Ph.D.	13,681,140	3,753,133	2,208,700
Stelios Papadopoulos, Ph.D.	17,399,120	35,153	2,208,700
Harrison M. Bains	17,411,620	22,653	2,208,700

After the Annual Meeting, Timothy Harris, Ph.D., D.Sc., and Brian S. Posner, continued to serve as Class II Directors for terms that expire at the 2013 annual meeting and until their successors are duly elected and qualified, and Stéphane Bancel and Eric Bouvier continued to serve as Class III Directors for terms that expire at the 2014 annual meeting and until their successors are duly elected and qualified.

2. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, based on the following votes:

19,630,484 votes FOR; 2,900 votes AGAINST; 9,589 votes ABSTAINING and no broker non-votes.

3. The compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting was approved, on an advisory basis, based on the following votes:

17,406,235 votes FOR; 25,029 votes AGAINST; 3,009 votes ABSTAINING and 2,208,700 broker non-votes.

4. A stockholder advisory vote on the compensation of the Company’s named executive officers was recommended, on an advisory basis, to be held each year, based on the following votes:

15,768,438 votes for one year; 5,230 votes for two years; 1,650,567 votes for three years; 10,038 votes abstaining and 2,208,700 broker non-votes.

(d) Consistent with the Board’s recommendation in the proxy statement for the Annual Meeting and the stockholder votes at the Annual Meeting, the Board has determined to hold a non-binding, advisory vote on the compensation of our named executive officers each year until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2018 annual meeting of stockholders; or (ii) such date that the Board decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: June 12, 2012	/s/ Michael W. Rogers
Michael W. Rogers
Executive Vice President & Chief Financial Officer